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                                                         EXHIBIT 23.1

                 CONSENT OF INDEPENDENT CHARTERED
                          ACCOUNTANTS




We consent to the inclusion in this Registration Statement on Form SB-2 of our audit report dated October 28, 1998, except for Notes 1, 3 and 10, as to which the date is June 18, 1999, on our audits of the consolidated financial statements of GLOBAL MEDIA CORP. We also consent to the reference to our firm under the caption "Experts".


                                               /s/ Ernst & Young LLP
Vancouver, Canada,                             ----------------------------
July 29, 1999                                  Chartered Accountants